UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): May 18, 2006

PROTOCALL TECHNOLOGIES INCORPORATED

(Exact Name of Registrant as Specified in Its Charter)

NEVADA

(State or Other Jurisdiction of Incorporation)

0-51111	41-2033500

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(Commission File Number)	(IRS Employer Identification No.)

47 MALL DRIVE
COMMACK, NEW YORK	11725-5717

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(Address of Principal Executive Offices)	(Zip Code)

(631) 543-3655

______________________________________________________________________________

(Registrant's Telephone Number, Including Area Code)

______________________________________________________________________________

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act

(17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 3.02. UNREGISTERED SALES OF EQUITY SECURITIES On May 18, 2006, we completed a private placement of our common stock and a warrant to purchase common stock with two accredited investors resulting in gross proceeds of $150,000 pursuant to a securities purchase agreement with each investor. The investors purchased an aggregate of 1,079,136 shares of our common stock at purchase prices of $.139 per share pursuant to the terms of each agreement. In consideration of the investors’ purchase of the shares, we issued the investors three-year warrants to purchase an aggregate of 539,568 shares of our common stock at an exercise price of $.20 per share.

This private placement will allow us to continue operations through late June 2006 while we continue our fundraising and business development activities.

The amount of common stock is subject to anti-dilution adjustment in the case of the sale of discounted common stock or discounted convertible securities at a lower per share price. The number of shares issuable upon exercise and the per share exercise price of the warrant are subject to adjustment in the case of any stock dividend, stock split, combination, capital reorganization, reclassification, consolidation or merger, or in the case of the issuance of our common stock or convertible securities at a per share price below the exercise price of the warrant. The warrants contain a cashless exercise provision permitting the holder to pay the exercise price associated with any exercise by having us withhold a number of shares otherwise issuable upon such exercise having a fair market value equal to the applicable aggregate exercise price. In the event such provision is used with respect to an exercise, we would receive no proceeds upon such exercise.  We also granted the investors so-called "piggy-back" registration rights covering the shares of common stock and the shares of common stock underlying the warrants, which provide that we will include the shares in future registration statements filed by us under the Securities Act of 1933.

The foregoing summary description of the warrant is qualified by reference to the full text thereof, the form of which is attached as Exhibit 4.1 and incorporated herein in its entirety. The foregoing summary description of the securities purchase agreement is qualified by reference to the full text thereof, the form of which is attached as Exhibit 10.1 and incorporated herein in its entirety.

Neither the shares of common stock purchased by the investor nor the shares of common stock underlying the warrants were registered under the Securities Act of 1933 in reliance upon the exemption from registration provided by Section 4(2) and Regulation D under the Securities Act of 1933, as amended, which exempts transactions by an issuer not involving any public offering. The investors qualified as accredited investors, as defined in Regulation D, in order to receive the common stock and the warrants. The shares of common stock and the shares of common stock underlying the warrants cannot be sold unless they are subsequently registered under the Securities Act or an exemption from registration is available.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS

(d)	Exhibits.
Exhibit No.	Description
4.1	Form of Warrant to Purchase Common Stock.
10.1	Securities Purchase Agreement, dated May 18, 2006.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.

PROTOCALL TECHNOLOGIES INCORPORATED

Date: May 25, 2006 By: /s/Bruce Newman ------------------------------- Bruce Newman Chief Executive Officer